UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2023

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue Floor 54 Suite C
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2023, Cipher Mining Inc. (the “Company”), through its wholly-owned subsidiary Cipher Mining Infrastructure LLC, a Delaware limited liability company, entered into a fully executed Future Sales and Purchase Agreement (the “Agreement”) with Bitmain Technologies Delaware Limited (“Bitmain”) to purchase 37,396 Antminer T21 miners (the “2025 Miners”), which will be delivered in one batch in April 2025. The Company also has the option, but not an obligation, under the Agreement to purchase 45,706 additional Antminer T21 miners (“the 2024 Miners”), which it may exercise in whole or in part, in one or more transactions, in 2024.

The purchase price for the 2025 Miners under the Agreement is $99,473,360, representing a $14/T unit price (the “2025 Miners Purchase Price”) with (i) 10% of the 2025 Miners Purchase Price paid on December 12, 2023 (ii) 40% of the 2025 Miners Purchase Price due 180 days prior to delivery, and (iii) the remaining 50% of the purchase price due 7 days prior to delivery. The purchase price for the 2024 Miners under the Agreement is $121,577,960, representing a $14/T unit price (the “2024 Miners Purchase Price”) with (i) 10% of the 2024 Miners Purchase Price due within seven days of execution of the Agreement (ii) 40% of the 2024 Miners Purchase Price of each batch due 180 days prior to each delivery, and (iii) the remaining 50% of the 2024 Miners Purchase Price of each batch due 7 days prior to each delivery.

Item 7.01 Regulation FD Disclosure.

On December 18, 2023, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated December 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date:	December 18, 2023	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer